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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




                      Date of Report:   April 26, 2004
                                     --------------------------


                             Cheviot Financial Corp.
             ------------------------------------------------------
             (Exact Name of Registrant as specified in its charter)




     Federal                         0-50529                        56-2423720
----------------        ----------------------------------       ---------------
(State or other                (Commission File No.)              (IRS Employer
jurisdiction of                                                   Identification
incorporation or                                                     Number)
organization)


                              3723 Glenmore Avenue
                       ----------------------------------
                             Cheviot, OH 45211-4744
                       ----------------------------------
                                 (513) 661-0457
                       ----------------------------------
               (Address, including zip code, and telephone number
                       including area code of Registrant's
                          principal executive offices)





                                 Not Applicable
          (Former name or former address, if changed since last report)

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          The undersigned registrant hereby amends and restates in its entirety, and as set forth herein, its Current Report on Form 8-K dated April 26, 2004, previously filed with the Securities and Exchange Commission on April 26, 2004. Specifically, the Current Report of Form 8-K has been amended to include certain disclosures required under Item 12 of Form 8-K. No changes have been made to the Press release attached hereto as Exhibit 99.1.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c)     Exhibits.

          EXHIBIT NO.       DESCRIPTION

          99.1 Press release of Cheviot Financial Corp., dated April 26, 2004, announcing the company's earnings for the three months ended March 31, 2004.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

          On April 26, 2004, Cheviot Financial Corp. ("Cheviot Financial") reported its quarterly results for the period ending March 31, 2004. A copy of the press release issued by Cheviot Financial is furnished herewith as Exhibit 99 and is incorporated herein by reference.

          The earnings release contains a non-GAAP financial measure of pro forma earnings (loss) per shares excluding a one-time charge, which is not prepared in accordance with GAAP. A reconciliation of this non-GAAP measure to the comparable GAAP measure is included in the financial tables that are part of the earnings release.

          The non-GAAP financial measure should not be construed as being more important that the comparable GAAP measure. It is presented because Cheviot Financial management uses this information when evaluating the company's results of operations and believes that this information provides the users of the financial statements with an additional and useful comparison of the company's current results of operations with past and future periods.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Cheviot Financial Corp.


Date:  April 27, 2004                 By: /s/ Scott T. Smith
                                          -----------------------
                                          Scott T. Smith
                                          Chief Financial Officer

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                                  EXHIBIT INDEX


EXHIBIT NO.                DESCRIPTION

99.1 Press release of Cheviot Financial Corp., dated April 26, 2004, announcing the company's earnings for the three months ended March 31, 2004.